UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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Genomic Health, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Genomic Health, Inc.

301 Penobscot Drive

Redwood City, California 94063

(650) 556‑9300

April 28, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Genomic Health, Inc. The meeting will be held at 10:00 a.m., Pacific Time, on Thursday, June 15, 2017. We are pleased to announce that this year’s annual meeting will be held completely virtual via live interactive webcast on the internet. You will be able to attend, vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/GHDX.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote. Your shares cannot be voted unless you sign, date and return the enclosed proxy, vote by telephone or the Internet, vote as instructed by your broker, or attend the Annual Meeting and vote virtually at www.virtualshareholdermeeting.com/GHDX.

We have also enclosed a copy of our 2016 Annual Report to Stockholders.

We look forward to you attending the meeting.

Sincerely,

Kimberly J. Popovits
President and Chief Executive Officer and
Chairman of the Board

Genomic Health, Inc.

301 Penobscot Drive

Redwood City, California 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 15, 2017

To our Stockholders:

Genomic Health, Inc. will hold its Annual Meeting of Stockholders at 10:00 a.m., Pacific Time, on Thursday, June 15, 2017 virtually at www.virtualshareholdermeeting.com/GHDX.

We are holding this Annual Meeting:

•	to elect seven directors to serve until the 2018 Annual Meeting or until their successors are duly elected and qualified;
•	to vote on the approval of an amendment to our Amended and Restated 2005 Stock Incentive Plan to increase the number of shares available for issuance under the plan by 1,500,000 shares;
•	to vote on the approval of an amendment to our Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan by 1,250,000 shares;
•	to approve, on a non‑binding advisory basis, the compensation of our named executive officers;
•	to approve, on a non-binding advisory basis, the frequency of holding an advisory vote on named executive officer compensation;
•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017;
•	to consider a stockholder proposal concerning proxy access, if properly presented at the Annual Meeting of Stockholders; and
•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Stockholders of record at the close of business on April 18, 2017 are entitled to notice of and to vote at this meeting and any adjournments or postponements of the Annual Meeting.

It is important that your shares be represented at this meeting. Even if you plan to attend the virtual meeting, we hope that you will vote promptly. Please review the instructions on pages 2 and 3 of the attached Proxy Statement regarding your voting options.

By Order of the Board of Directors

Jason W. Radford
Chief Legal Officer and Secretary
Redwood City, California
April 28, 2017

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 15, 2017.

The Proxy Statement and Annual Report are available at

www.proxydocs.com/ghdx

Genomic Health, Inc.

301 Penobscot Drive

Redwood City, California 94063

PROXY STATEMENT

Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Genomic Health, Inc., a Delaware corporation (“we,” “us,” “our,” “Genomic Health” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held virtually via live interactive webcast at www.virtualshareholdermeeting.com/GHDX on Thursday, June 15, 2017, at 10:00 a.m., Pacific Time, and any postponement or adjournment thereof (the “Annual Meeting”).  To participate in the Annual Meeting, you will need the unique control number we have provided on the proxy card or that is contained in your voting instruction form. Additional directions for participating in the Annual Meeting are available at www.virtualshareholdermeeting.com/GHDX.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 1, 2017.

Questions and Answers About

the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Seven proposals will be voted on at the Annual Meeting:

•	The election of directors;
•	The approval of the amendment to our Amended and Restated 2005 Stock Incentive Plan to increase the number of shares available for issuance;
•	The approval of the amendment to our Employee Stock Purchase Plan to increase the number of shares available for issuance;
•	A non‑binding advisory vote on the compensation of our executive officers;
•	A non-binding advisory vote on the frequency of holding an advisory vote on named executive officer compensation;
•	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2017; and
•	A stockholder proposal concerning proxy access, if properly presented at the Annual Meeting.

What are the Board’s recommendations?

Our board recommends that you vote:

•	“FOR” election of each of the nominated directors;

•	“FOR” approval of the amendment to our Amended and Restated 2005 Stock Incentive Plan to increase the number of shares available for issuance;
•	“FOR” approval of the amendment to our Employee Stock Purchase Plan to increase the number of shares available for issuance;
•	“FOR” approval, on a non‑binding advisory basis, of the compensation of our named executive officers;
•	“FOR” the “EVERY YEAR” option, on a non-binding advisory basis, as the frequency of a non-binding advisory stockholder vote on the compensation of our named executive officers;
•	“FOR” ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2017; and
•	“AGAINST” the stockholder proposal concerning proxy access.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be properly brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

How can I attend the Annual Meeting?

You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of April 18, 2017, live via the Internet at www.virtualshareholdermeeting.com/GHDX. You may vote and submit questions while attending the meeting on the Internet. Instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/GHDX. You must have your control number in order to attend the Annual Meeting, which is provided on the proxy card.

Who is entitled to vote?

Stockholders of record at the close of business on April 18, 2017 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with Genomic Health’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. The Proxy Statement, Annual Report and proxy card, including control number, have been sent directly to you by Genomic Health.

Beneficial Owner.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement, Annual Report and voting instructions, including control number, have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you may vote directly at the Annual Meeting by going to www.virtualshareholdermeeting.com/GHDX and using the unique control number that has been provided to you on your proxy card or other voting instructions, vote by signing and returning the enclosed proxy card, vote by telephone, or vote by the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted.

•	To vote virtually during the Annual Meeting, go to www.virtualshareholdermeeting.com/GHDX and provide the unique control number that has been provided to you.
•

To vote using the proxy card, complete, sign and date the enclosed proxy card and return it promptly in the postage‑prepaid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

•

To vote by telephone, follow the telephone voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 14, 2017 to be counted.

•

To vote by the Internet, follow the Internet voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 14, 2017 to be counted.

We provide Internet voting to allow you to vote online. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instruction form included in the mailing from that entity. Complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later‑dated proxy. If you submitted your proxy by telephone or by the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is voted or you vote directly at the virtually-held Annual Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, please consult the instructions provided with this proxy statement or contact your broker, bank or nominee.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For each of Proposals 2, 3, 4,  6 and 7, you may vote “FOR” or “AGAINST” or “ABSTAIN.” If you “ABSTAIN” as to any of these Proposals, the abstention has the same effect as a vote “AGAINST.” For Proposal 5, you may vote “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or “ABSTAIN.” If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions and you are a stockholder of record, your shares will be voted in accordance with the recommendations of the board (“FOR” all of the nominees to the board, “FOR” each of Proposals 2, 3,  4 and 6, for the “EVERY YEAR” option on Proposal 5, and “AGAINST” Proposal 7) and in the discretion of the proxy holders on any other matters that properly come before the meeting. If you hold your shares in street name, please see the next section for important information regarding voting of your shares.

What vote is required to approve each item?

In Proposal 1, the election of directors, the seven persons receiving a majority of “FOR” votes at the Annual Meeting will be elected. Our Board has adopted a policy governing what will occur in the event that a director does not receive a majority of the votes cast. A majority of the votes cast means that the number of votes cast “FOR” a director nominee exceeds the number of votes “WITHHELD.” Abstentions and broker non‑votes will not be counted to determine whether a nominee receives a majority of the votes cast. Additional information concerning our policy for the election of directors is set forth under the heading “Majority Voting in Uncontested Director Elections.”

The vote for each of Proposal 2, Proposal 3, Proposal 6 and Proposal 7 requires the affirmative “FOR” vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote.

The vote presented in each of Proposals 4 and 5 is advisory and therefore is not binding on us, our board of directors, or our Compensation Committee of the board of directors.

If you hold shares beneficially in street name and do not provide your broker, bank or nominee with voting instructions, your shares may constitute “broker non‑votes.” Generally, broker non‑votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In the event you do not provide instructions and your broker does not have authority to vote without your instructions, your shares will not be voted on any such proposal, and will not be voted regarding the election of directors. In tabulating the voting results for any particular proposal, shares that constitute broker non‑votes are not considered entitled to vote on that proposal. Thus, broker non‑votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against a matter, except as noted above with respect to the election of directors.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, 34,327,231 shares of our common stock were outstanding. Both abstentions and broker non‑votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out‑of‑pocket expenses for forwarding proxy and solicitation material to the owners of common stock.

IMPORTANT

Please promptly vote by signing, dating and returning the enclosed proxy card in the postage‑prepaid return envelope provided, voting by telephone or the Internet, or voting following the instructions provided by your bank, broker or nominee, so that your shares can be voted.

Proposal 1

Election of Directors

Directors and Nominees

At the Annual Meeting, our stockholders will be asked to elect seven persons as members of your board of directors, each for a one‑year term or until their successors are elected and qualified. The Nominating and Corporate Governance Committee of the board of directors has recommended, and the board of directors has designated, the seven persons listed below for election at the Annual Meeting. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted “FOR” each of the nominees. Your board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated to fill the vacancy by your board of directors, taking into account the recommendations of the Nominating and Corporate Governance Committee.

The names of the board of directors’ nominees, their ages as of March 15, 2017, and certain biographical information about the nominees are set forth below.

Name	Age	Position with Company	Director Since
Kimberly J. Popovits	58	Chairman of the Board, President and Chief Executive Officer	2002
Julian C. Baker	50	Lead Independent Director	2001
Felix J. Baker, Ph.D.	47	Director	2012
Fred E. Cohen, M.D., D.Phil.	60	Director	2002
Henry J. Fuchs, M.D.	59	Director	2013
Ginger L. Graham	61	Director	2008
Geoffrey M. Parker	52	Director	2016

Kimberly J. Popovits has served as our President and Chief Executive Officer since January 2009, and as Chairman of the Board since March 1, 2012. Prior to that, Ms. Popovits served as President and Chief Operating Officer from February 2002 to January 2009. From November 1987 to February 2002, Ms. Popovits served in various roles at Genentech, Inc., a biotechnology company, most recently serving as Senior Vice President, Marketing and Sales from February 2001 to February 2002, and as Vice President, Sales from October 1994 to February 2001. Prior to joining Genentech, Ms. Popovits served as Division Manager, Southeast Region, for American Critical Care, a Division of American Hospital Supply, a supplier of healthcare products to hospitals. Ms. Popovits serves as a director of MyoKardia, Inc., a precision medicine company. Ms. Popovits holds a B.A. in Business from Michigan State University.

Julian C. Baker is a Managing Partner of Baker Brothers Investments, which he and his brother, Felix J. Baker, Ph.D., founded in 2000. Mr. Baker’s firm manages long‑term investment funds, focused on publicly traded life sciences companies, for major university endowments and foundations. Mr. Baker’s career as a fund‑manager began in 1994 when he and his brother co‑founded a biotechnology investing partnership with the Tisch Family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. Mr. Baker is also a director of Acadia Pharmaceuticals, Inc.,  Idera Pharmaceuticals, Inc. and Incyte Corporation,  where he serves as lead independent director. Mr. Baker served as a director of Trimeris, Inc. from April 2004 until November 2011. Mr. Baker holds an A.B. in Social Studies from Harvard University.

Felix J. Baker, Ph.D. is a Managing Partner of Baker Brothers Investments, which he and his brother, Julian C. Baker, founded in 2000. Dr. Baker’s firm manages long‑term investment funds, focused on publicly traded life sciences companies, for major university endowments and foundations. Dr. Baker’s career as a fund‑manager began in 1994 when he and his brother co‑founded a biotechnology investing partnership with the Tisch Family. Dr. Baker is also a director of Seattle Genetics, Inc., where he serves as lead independent director, and Alexion Pharmaceuticals, Inc. Dr. Baker served as a director of Ardea Biosciences, Inc. from February 2010 until its acquisition in June 2012, a director of Synageva BioPharma Corp. from October 2000 until its acquisition in June 2015. Dr. Baker holds a B.S. and Ph.D. in Immunology from Stanford University, where he also completed two years of medical school.

Fred E. Cohen, M.D., D.Phil. is a senior advisor at TPG, a private equity firm. From 2001 to 2016,  he served as co‑head of TPG’s biotechnology group, a venture capital effort that he founded in 2001. From 1988 through December 2014, Dr. Cohen was an Adjunct Professor of Cellular and Molecular Pharmacology at the University of

California, San Francisco. Dr. Cohen serves as a director of BioCryst Pharmaceuticals, Inc., CareDx, Inc., Five Prime Therapeutics, Inc., Roka Bioscience, Inc., Tandem Diabetes Care, Inc., Veracyte, Inc. and a number of privately held companies. Dr. Cohen served as a director of Quintiles Transnational Holdings Inc. from May 2007 until November 2015. Dr. Cohen holds a B.S. in Molecular Biophysics and Biochemistry from Yale University, a D.Phil. in Molecular Biophysics from Oxford University and an M.D. from Stanford University.

Henry J. Fuchs, M.D. has served as the Executive Vice President and Chief Medical Officer of BioMarin Pharmaceutical Inc., a biopharmaceutical company since December 2009. Dr. Fuchs was Executive Vice President and Chief Medical Officer of Onyx Pharmaceuticals, Inc., a biopharmaceutical company from September 2005 to December 2008 and served in multiple roles of increasing responsibility at Ardea Biosciences, Inc., a biotechnology company, first as Vice President, Clinical Affairs, then as President and Chief Operating Officer, and finally as President and Chief Executive Officer, from October 1996 until June 2005. From 1987 to 1996, Dr. Fuchs held various positions at Genentech Inc., a biotechnology company. Dr. Fuchs serves as a director of Mirati Therapeutics, Inc. and served as a director of Ardea Biosciences, Inc. from November 2001 to June 2012. Dr. Fuchs holds a B.A. in Biochemical Sciences from Harvard University, and an M.D. from George Washington University.

Ginger L. Graham served as President and Chief Executive Officer of Two Trees Consulting, a healthcare and executive leadership consulting firm, from November 2007 to December 2016.  Ms. Graham served as Faculty at Harvard Business School from October 2009 to June 2012 and was Chief Executive Officer of Amylin Pharmaceuticals, Inc., a biopharmaceutical company, from September 2003 to March 2007, and served as Amylin’s President from September 2003 to June 2006. From 1994 to 2003, Ms. Graham held various positions with Guidant Corporation, including Group Chairman, Office of the President, President of the Vascular Intervention Group, and Vice President. From 1979 to 1994, Ms. Graham held various positions with Eli Lilly and Company, including President and Chief Executive Officer of Advanced Cardiovascular Systems, Inc. Ms. Graham currently serves as a director of Clovis Oncology, Inc., Walgreen Co. and a number of privately held companies. Ms. Graham holds a B.S. in Agricultural Economics from the University of Arkansas and an M.B.A. from Harvard University.

Geoffrey M. Parker is the Senior Vice President and Chief Financial Officer of Tricida, Inc., a privately-held biopharmaceutical company. Mr. Parker also served as the Chief Financial Officer of Anacor Pharmaceuticals, Inc. from September 2010 to May 2015 and as the Vice President, Managing Director and Partner at the global investment banking and securities firm Goldman, Sachs & Co., leading their west coast Healthcare Investment Banking practice from April 1997 to April 2009. Mr. Parker is a  director of ChemCentryx, Inc., Perrigo Company plc and Sunesis Pharmaceuticals, Inc. Mr. Parker holds an A.B. from Dartmouth College in Engineering Sciences and Economics and an M.B.A. from the Stanford Graduate School of Business.

Vote Required

In an uncontested election, our bylaws require our directors to be elected by a majority of the shares of common stock present or represented and voting at the Annual Meeting with respect to that nominee. In a contested election, the nominees are elected by a plurality vote.

Your board of directors recommends a vote FOR the election of the nominees set forth above as directors of Genomic Health.

Director Independence

Our board of directors has determined that, except for Ms. Popovits, each individual who currently serves as a member of the board is, and each individual who served as a member of the board in 2016 was, an “independent director” within the meaning of Rule 5605 of The NASDAQ Stock Market. Ms. Popovits is not independent because she is employed by the Company. All of the nominees are members of the board standing for reelection as directors. For Messrs. Baker and Parker,  Drs. Baker, Cohen and Fuchs, and Ms. Graham, the board of directors considered their relationship and transactions with the Company as directors and securityholders of the Company.

Board Meetings

Our board of directors held nine meetings in 2016. Each director attended at least 75% of the aggregate number of meetings of the board of directors held during the period for which such director served on our board of directors and of the committees on which such director served. The independent directors meet in regularly scheduled executive sessions at in‑person meetings of the board of directors without the participation of Ms. Popovits or the other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. No directors attended our 2016 annual meeting.

Committees of the Board of Directors

Below is a description of each committee of the board of directors. The board of directors has determined that each director who serves on the Audit, Compensation, and Nominating and Corporate Governance Committees is “independent,” as that term is defined by applicable listing standards of The NASDAQ Stock Market and rules of the Securities and Exchange Commission, or SEC, and has adopted written charters for these committees. These charters are available on the investor section of our website (www.genomichealth.com).

Audit Committee

Current Members:	Geoffrey M. Parker (Chair and Audit Committee Financial Expert)
Fred E. Cohen, M.D., D.Phil.
Ginger L. Graham
Number of Meetings in 2016:	6
Functions:

The Audit Committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal control over financial reporting, auditing, accounting and financial reporting processes, and regulatory compliance. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre‑approve audit and permissible non‑audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

Compensation Committee

Current Members:	Felix J. Baker, Ph.D. (Chair)
Fred E. Cohen, M.D., D.Phil.
Henry J. Fuchs, M.D.
Number of Meetings in 2016:	7
Functions:

The Compensation Committee’s primary functions are to assist the board of directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review and make recommendations for approval by the independent members of the board of directors regarding compensation of our Executive Chairman of the Board, our President and Chief Executive Officer and other executive officers, and administer our stock plans and other equity‑based compensation plans.

The board of directors has established a Non‑Management Stock Option Committee, the members of which are Kimberly J. Popovits and G. Bradley Cole. The Committee has been delegated the authority to make awards or grants under our Stock Incentive Plan (including shares, options, or restricted stock) to new employees, other than to any member of our board of directors, individuals designated by our board of directors as “Section 16 officers,” and employees who hold the title of Vice President or above. This Committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock. In addition, in connection with the Company’s annual compensation review, this Committee is authorized to grant and issue to employees who hold titles below the Vice President level restricted stock units, or RSUs, that total no more than 10,000 shares of common stock per employee.

Nominating and Corporate Governance Committee

Current Members:	Julian C. Baker (Chair)
Ginger L. Graham
Henry J. Fuchs, M.D.
Number of Meetings in 2016:	3
Functions:

The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the board of directors, determine the composition of the board and its committees and monitor a process to assess board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the board of directors, review and make recommendations to the board of directors with respect to candidates for director proposed by stockholders, and review on an annual basis the functioning and effectiveness of the board and its committees.

Science and Technology Advisory Committee

Current Members:	Henry J. Fuchs, M.D. (Chair)
Felix J. Baker, Ph.D.
Fred E. Cohen, M.D., D.Phil.
Number of Meetings in 2016:	2
Functions:

The Science and Technology Advisory Committee’s primary function is to assist the board of directors and management in providing strategic direction for the Company’s research and development activities.

Director Nominations

The board of directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board of directors for nomination or election.

The board of directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to Genomic Health and the board of directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. Although the Company has no formal diversity policy for board members, the board and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees. The Nominating and Corporate Governance Committee also believes that service as director of other public companies provides experience and perspective that may be useful to Genomic Health and the board of directors, and several of our directors have served as directors of other public companies. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the board of directors to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the board of directors.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the board of directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re‑nominate the director, or a vacancy is created on the board of directors as a result of a resignation, an increase in the size of the board or other event, the Nominating and Corporate Governance Committee will consider various candidates for board membership, including those suggested by the committee members, by other board of directors members, by any executive search firm engaged by the committee or by stockholders. The Nominating and Corporate Governance Committee recommended all of the nominees for election included in this Proxy Statement.

A stockholder who wishes to suggest a prospective nominee for the board of directors should notify Genomic Health’s Secretary or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the board of directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Genomic Health’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 7th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate and the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Majority Voting in Uncontested Director Elections

Our Bylaws contain a majority voting standard for the election of directors in an uncontested election. An “uncontested election” is one in which the number of nominees equals the number of directors to be elected in such election. In an uncontested election, each nominee must be elected by the vote of a majority of the votes cast by the shares present in person or represented by proxy. A “majority of the votes cast” means that the number of shares voted “for” a director’s election must exceed the number of votes to withhold authority or votes against, excluding abstentions and broker non‑votes.

In addition, our board of directors has adopted a policy that the board will nominate or elect as a director only candidates who agree to tender, promptly following his or her election or re‑election to the board, an irrevocable resignation that will be effective upon (i) the failure of the candidate to receive the required vote at the next annual meeting at which he or she faces re‑election and (ii) the acceptance by our board of such resignation.

If an incumbent director fails to receive the required vote for re‑election in an uncontested election, the Nominating and Governance Committee will evaluate and make a recommendation to the board with respect to whether such director’s resignation should be accepted. The board must take action on the recommendation within 90 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the board of directors may consider any factors they deem relevant in deciding whether to accept a director’s resignation. If a director’s resignation is accepted by the board, then the board may fill the resulting vacancy or may decrease the size of the board.

Director Qualifications

Set forth below is a summary of the specific experience, qualifications, attributes or skills of the nominees for the board of directors that, in addition to the experience of those nominees described in their biographies above, led our Nominating and Corporate Governance Committee and board to conclude that the nominee should serve as a member of the board:

Ms. Popovits’ role as President and Chief Executive Officer of the Company gives her strong knowledge of the Company’s strategy, markets, competitors and operations. She also brings significant experience in commercial operations, sales and marketing and experience as a public company director.

Mr. Baker is an experienced investor in many life sciences companies. Mr. Baker brings to the board significant strategic and financial expertise and leadership experience in the life sciences field as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

Dr. Baker is an experienced investor in many life sciences companies. Dr. Baker brings to the board significant strategic and financial expertise and leadership experience in the life sciences field as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

Dr. Cohen brings significant leadership experience in the medical and finance fields through his background as an M.D. and a venture capitalist. He has extensive technical expertise relevant to the Company’s business and has served as an investor in and on the boards of numerous publicly and privately held life sciences and healthcare companies.

Dr. Fuchs brings extensive experience in senior management roles in the life sciences and biopharmaceutical industries, including experience leading companies in drug and product development and commercialization. He also brings medical expertise and significant experience as a director of other publicly held life sciences and biopharmaceutical companies.

Ms. Graham has extensive experience in senior management roles in the life sciences and healthcare industries, including experience leading companies in drug, device and product development and commercialization. She also brings significant experience as a director of publicly and privately held life sciences companies.

Mr. Parker brings significant experience in financial matters and extensive experience in working with emerging growth companies in the life sciences, healthcare and technology industries. Mr. Parker also has experience as a director of publicly and privately held companies.

Board Leadership Structure and Role in Risk Oversight

The roles of chief executive officer and chairman of the board of directors are currently combined, at the board of directors’ discretion. The board believes that Ms. Popovits is the director best suited to identify strategic opportunities and focus the activities of the board due to her extensive understanding of our business. The board also believes that the combined role of chairman of the board and chief executive officer promotes the effective execution of strategic initiatives and facilitates the flow of information between management and the board. While the board believes it is important to retain the organizational flexibility to determine whether the roles of chairman of the board and chief executive officer should be separated or combined in one individual, or whether to elect an independent non‑executive chairman, the board currently believes that the interests of the Company and its stockholders are better served with the chief executive officer serving both roles. The board believes that the appointment of a strong lead independent director and the use of regular executive sessions of the independent, non‑management directors, along with the board’s strong committee system and substantial majority of independent directors, allow it to maintain effective oversight of management. In connection with the appointment of Ms. Popovits to the role of chairman of the board, the board appointed Julian C. Baker as the board’s lead independent director. The independent directors meet in an executive session after each regular board meeting, at which time the independent directors have the opportunity to discuss management performance.

Our board of directors is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with executive management while the committees of the board and the board of directors as a whole participate in the oversight process. The board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long‑term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The board considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.

Stockholder Communications with the Board of Directors

If you wish to communicate with the board of directors, you may send your communication in writing to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You must include your name and address in the written communication and indicate whether you are a stockholder of Genomic Health. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board of directors based on the subject matter.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of our board of directors or an independent and disinterested committee of the board.

Director Compensation

The following table sets forth cash amounts and the value of other compensation earned by our outside directors for their service in 2016:

	Fees Earned
	or Paid	Stock Awards	Option Awards
Name	in Cash ($)	($)(2)	($)(3)(4)	Total ($)
Julian C. Baker	5,000	40,000	114,773	159,773
Felix J. Baker, Ph.D.	20,000	40,000	114,773	174,773
Fred E. Cohen, M.D., D.Phil.	13,500	40,000	114,773	168,273
Henry J. Fuchs, M.D.	22,000	40,000	114,773	176,773
Ginger L. Graham	9,000	40,000	114,773	163,773
Randall S. Livingston (1)	60,000	—	114,773	174,773
Geoffrey M. Parker	23,500	—	229,054	252,554

(1)	Mr. Livingston resigned from our board of directors effective December 14, 2016.
(2)	Value of restricted stock awards issued at the election of the director in lieu of some or all of his or her annual retainer, other than retainers related to serving as a committee chair or member.
(3)

Represents the aggregate fair value of options to purchase our common stock computed as of the grant date of each option in accordance with the Financial Accounting Standards Board Accounting Standard Codification Topic 718, Stock Compensation, or FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. See Note 9 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10‑K for the year ended December 31, 2016 for the assumptions made in determining these values. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with FASB ASC Topic 718.

(4)	The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding at December 31, 2016:

Number of
Name	Shares
Felix J. Baker, Ph.D.	56,265
Julian C. Baker	89,265
Fred E. Cohen, M.D., D.Phil.	89,265
Henry J. Fuchs, M.D.	50,000
Ginger L. Graham	89,265
Randall S. Livingston	79,265
Geoffrey M. Parker	20,000

Directors who are our employees do not receive any fees for their service on our board of directors. During 2016,  Ms. Popovits was our only employee director.

For 2016, our outside directors received an annual retainer of $40,000. Directors other than committee chairs receive annual fees paid prospectively on a quarterly basis for membership on committees as follows: Audit Committee members—$7,000; Compensation Committee members—$5,000; Nominating and Corporate Governance Committee members—$2,000; and Science and Technology Committee members—$5,000. The annual fees paid for service as a committee chair are as follows: Audit Committee chair—$20,000; Compensation Committee chair—$15,000; Nominating and Corporate Governance Committee chair—$5,000; and Science and Technology Committee chair—$15,000. Outside directors have the option to elect to receive some or all of their retainers (other than retainers for serving as committee chair or committee membership) in the form of restricted stock that vests immediately when the associated quarterly retainer amount is paid. We also provide reimbursement to our outside directors for reasonable expenses in connection with attendance at board of director and committee meetings.

In addition to cash compensation for services as a member of the board, outside directors also are eligible to receive nondiscretionary, automatic grants of stock options under our 2005 Stock Incentive Plan. An outside director who joins our board is automatically granted an initial option to purchase 20,000 shares upon first becoming a member of our board of directors. The initial option vests and becomes exercisable over four years, with the first 25% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. On the first business day following each regularly scheduled annual meeting of stockholders, each outside director is automatically granted a nonstatutory option to purchase 10,000 shares of our common stock, provided the director has served on our board of directors for at least six months. These options vest and become exercisable on the first anniversary of the date of grant or immediately prior to our next annual meeting of stockholders, if earlier. The options granted to outside directors under our 2005 Stock Incentive Plan have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, a term of 10 years, and become fully vested in the event of a change in control. At December 31, 2016, options granted to outside directors with respect to an aggregate of 73,750 shares would automatically accelerate upon a change of control.

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Philosophy and Objectives

We believe that compensation of our executive officers should:

•	encourage creation of stockholder value and achievement of strategic corporate objectives;
•	attract and retain qualified, skilled and dedicated executives on a long‑term basis;
•	reward past performance and provide incentives for future performance; and
•	provide fair compensation consistent with our internal compensation programs.

Our philosophy is to align the interests of our stockholders and management by linking compensation with our annual and long‑term corporate and financial objectives, including through equity ownership by management. In order to attract and retain qualified personnel, we strive to offer a total compensation package competitive with select companies in the life sciences industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. Our compensation philosophy with respect to our executive officers currently focuses on the use of a combination of cash and equity‑based compensation to recruit and retain qualified, skilled and dedicated executives, although our philosophy with respect to Kimberly J. Popovits, our President and Chief Executive Officer, or CEO, has continued to focus more on equity‑based compensation.

Implementing Our Objectives

The Compensation Committee of our board of directors administers and interprets our executive compensation and benefits policies, including our stock incentive plan, and reviews and makes recommendations to the independent members of the board of directors with respect to major compensation plans, policies and programs.

For 2016 compensation, the Compensation Committee evaluated the performance in 2015 of our CEO and made recommendations to the independent members of the board regarding Ms. Popovits’s compensation in light of the goals and objectives of our compensation program, the Company’s financial results and progress towards its strategic goals, and compensation levels of peer companies. Ms. Popovits and the Compensation Committee together assessed the performance of our executive officers, other than Ms. Popovits, and other members of our management team, based on initial recommendations from Ms. Popovits. This assessment took into account the Company’s financial results, its progress towards its strategic goals, compensation levels of peer companies, and the goals and objectives of the Company’s compensation program. The Committee’s recommendations were then submitted to the independent members of the board for their consideration and approval.

Market Reference Data.  While the Compensation Committee did not use market benchmarks to determine its recommendations for executive compensation for 2016, the Committee reviewed market reference data to evaluate the competitiveness of our executive officers’ compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate. However, the Compensation Committee did not limit its decision to or target any particular range or level of total compensation paid to executive officers at these companies. In connection with its analysis, the Committee reviewed information prepared by Compensia Inc., an independent executive compensation consultant, comparing the compensation for members of our management team, which includes our executive officers, with data from the Radford Global Life Sciences Compensation Survey with respect to companies with revenues between $130 million and $800 million and with 400 to 1,600 employees and data from SEC filings for a peer group comprised of the following 17 diagnostics and biotechnology companies:

Abaxis	ICU Medical	NeoGenomics
ABIOMED	Insulet	Omnicell
Cepheid	Luminex	Quidel
Exact Sciences	Meridian Biosciences	Bio-Techne
Fluidigm	Myriad Genetics	Veracyte
Foundation Medicine	Natera

The peer group used for 2016 compensation was revised from the peer group used for 2015 primarily to delete companies that had been or were to be acquired by another company. Additions to the list were made primarily based upon similar industry companies whose market capitalizations were between 3.0 and 3.8 times our Company’s revenues.

The analysis indicated that, while positioning varied by individual, on average, target total cash compensation (salary plus target bonus) for our executives other than our CEO approximated the 60th percentile, and that our CEO’s base salary approximated the 40th percentile, with her target total cash compensation approximating the 45th percentile. The analysis also noted that, while positioning varied by individual, on average, the annual equity values of stock grants for our executives other than our CEO approximated the 45th percentile, and that our CEO’s equity grant value approximated the 65th percentile. According to the analysis, on average, target total direct compensation approximated the 50th percentile for our executives other than our CEO and approximated the 55th percentile for our CEO. For purposes of this analysis, target total direct compensation generally equaled target total cash compensation plus the Black‑Scholes value of options and the market value of RSUs awarded in 2015.

Equity Grant Practices.  The Compensation Committee administers our stock incentive plan for executive officers, employees and consultants, under which it grants RSUs and options to purchase our common stock. Options are granted with an exercise price equal to the fair market value of a share of our common stock on the date of grant, which is the closing price of our common stock on the date of grant. For purposes of determining grant amounts, RSUs are valued based on the fair market value of a share of our common stock on the date of grant. We do not coordinate the timing of equity award grants with the release of financial results or other material announcements by the Company; our annual equity grants are made at regularly scheduled board and Compensation Committee meetings.

Under our equity incentive guidelines, most employees receive grants of RSUs in lieu of stock options. Employees with titles of vice president and above, including our executive officers, are eligible to receive stock options and RSUs. The target percentages of equity grant value for employees with titles of vice president and above other than our CEO, Chief Operating Officer & Chief Financial Officer, Chief Business and Product Development Officer, Chief Scientific Officer and Chief Commercial Officer are 50% stock options and 50% RSUs, and the target percentages for our other executive officers are 75% stock options and 25% RSUs. The stock options generally vest over four years and no shares vest before the one‑year anniversary of the option grant. We spread the vesting of our options over four years to compensate executives and other employees receiving options for their contribution over a period of time and to provide an incentive to focus on our longer term goals. The RSUs generally vest in three equal annual installments. The Compensation Committee has also approved awards of performance‑based vesting RSUs to our executive officers, as discussed below, and may in the future consider awarding additional or alternative forms of equity incentives, such as grants of restricted stock and other performance‑based awards.

Employee Stock Purchase Plan.  The Company adopted an Employee Stock Purchase Plan in 2011. Executive officers are eligible to purchase shares of our common stock at a discount to market price on the same terms as made available to all eligible employees.

Miscellaneous.  We do not enter into employment or severance contracts with our executive officers as we do not believe these types of arrangements facilitate our compensation goals and objectives. In 2016, we made up to a $4,000 matching 401(k) plan contribution for all eligible employees and executive officers.

Tax Deductibility of Compensation.  We generally intend to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee, however, has not adopted a policy requiring all executive compensation to be deductible and may choose, to support varying corporate objectives, not to make certain elements deductible. Section 162(m) places a limit of $1,000,000 on the amount of compensation we may deduct in any one year with respect to our CEO and each of the next three most highly compensated executive officers other than our Chief Financial Officer.

Stock Ownership Guidelines.  We do not have a stock ownership or stock retention policy that requires executive officers to own stock in Genomic Health or retain shares of common stock underlying options they exercise.

Elements of Executive Compensation

Our compensation structure for executive officers consists of a combination of base salary, bonus and equity‑based compensation. Except for a commuter allowance provided to an officer, we do not have any programs specifically providing for personal benefit perquisites to officers. The Compensation Committee makes recommendations with respect to executive officer compensation. Compensation other than grants under our stock incentive plan are approved by the independent members of our board of directors.

Base Salary.  The Compensation Committee reviews base salaries for executive officers on an annual basis, adjusting salaries based on individual and Company performance and other factors discussed below.

The Compensation Committee and independent members of our board of directors will consider adjustments to base salaries for our executives, which may be implemented over time and will depend on the Company’s operating results and comparative market data. In February 2016, the independent members of our board of directors, based on the recommendation of the Compensation Committee, did not approve any salary increases for our named executive officers, including Ms. Popovits, as the Committee chose to focus on performance‑based cash compensation through the annual corporate bonus plan and equity‑based compensation.

In February 2017, the independent members of our board of directors, based on the recommendation of the Compensation Committee, approved salary increases of 2% for our named executive officers other than Ms. Popovits.  Ms. Popovits’ base salary was not increased.

For both years, salary amounts were established after considering job performance and responsibilities, internal pay alignment and marketplace competitiveness, among other things.

Annual Bonus.  We have an annual bonus pool for our employees that is tied to corporate and operational goals. The potential for actual awards under the plan could either exceed or be less than the funding target depending on corporate and individual performance.

For 2016, the eligible bonus targets for all employees other than members of our management team ranged from 10% to 35% of base salary, with bonus targets for our named executive officers other than our CEO at 55%. The target bonus percentage for our CEO was 90%, which was lower than the market 50th percentile. The corporate performance objectives for the 2016 bonus pool for our non‑executive employees were approved by the Compensation Committee and our board of directors with the Company’s full‑year results determining the funding pool for employees and members of our management team, including our executive officers.

The corporate performance objectives for members of our management team for 2016 were the same as the objectives applicable to the remainder of our employees. In each case, minimum and target achievement levels were defined for certain of the financial and business performance objectives, and for certain objectives overachievement or achievement of additional objectives enabled the addition of a fixed number of bonus percentage points for such objectives.

The corporate bonus objectives for 2016 were achieved at the 104% level. The corporate performance objectives for 2016 had minimum, target, and maximum levels of achievement, and potential payout percentages in 2016 based on achievement of the corporate performance objectives that ranged from 0% to 178%, subject in any case to potential adjustment for individual performance. Financial and business performance objectives, representing aggregate potential payout percentages at target levels of achievement of 66%, were achieved at the 61% level. Commercial objectives, representing aggregate potential payout percentages at target levels of achievement of 20%, were achieved at the 25% level. Product development related objectives, representing aggregate potential payout percentages at target levels of achievement of 22%, were achieved at the 18% level. Other specific corporate bonus objectives are not disclosed because we consider the information to be confidential and believe it would be competitively harmful if disclosed.

While bonuses for non‑executive employees were based in part on achievement of corporate goals established by our executive officers and board of directors and other factors, bonuses for executive officers were determined by the Compensation Committee and independent members of our board of directors at the time of their annual compensation review based on their assessment of corporate and individual achievements. For 2016, the Committee and the independent members of our board of directors determined to award bonuses to each executive officer based on an annual goal achievement level of 104%. Bonus amounts were calculated by multiplying that achievement level of 104% by the respective target bonus percentage of base salary for each such executive officer. The Committee and the independent members of our board of directors believed the executive team should be treated equally because corporate accomplishments were judged largely based on team performance and performance within their respective domains was relatively level among executive team members.

In February 2017, the independent members of our board of directors approved, on the recommendation of the Compensation Committee, our 2017 corporate bonus plan. The 2017 bonus plan applies to all non‑commission‑based employees, including our executive officers, and objectives will be measured on an annual basis for all employees. The funding targets as a percentage of base salary for our named executive officers other than our CEO remained at 55% and our CEO’s bonus target percentage remained at 90%. Corporate performance objectives for the 2017 bonus plan have minimum, target and maximum levels of achievement, and potential payout percentages under the bonus plan based on achievement of the corporate performance objectives can range from 0% to 174%, subject in any case to potential adjustment for individual performance. Performance objectives under the 2017 bonus plan include financial and business performance objectives, representing aggregate potential payout percentages at maximum levels of achievement of 114%, commercial objectives, representing aggregate potential payout percentages at maximum levels of achievement of 24%, and product development related objectives, representing aggregate potential payout percentages at maximum levels of achievement of 36%.

Equity‑Based Compensation.  We believe that providing executive officers who have responsibility for our management and growth with an opportunity to increase their stock ownership aligns the interests of the executive officers with those of our stockholders. Accordingly, the Compensation Committee considers stock option and RSU grants to be an important aspect in compensating and providing incentives to management. The Compensation Committee sets annual grants as part of its and the independent members of the board’s annual compensation review process. The Compensation Committee determined the number of shares underlying each stock option or RSU grant based upon the executive officer’s and the Company’s performance, the executive officer’s role and responsibilities, the executive officer’s base salary, comparison with comparable awards to individuals in similar positions in our industry using the survey data described above and previously determined stock grant guidelines for all employees.

In February 2016, the Compensation Committee approved grants of stock options and RSUs to our executive officers in connection with the evaluation of our executive officers’ 2015 performance by the Compensation Committee and the independent members of our board. Option grants ranging from 10,520 to 61,700 shares were made to our executive officers other than Ms. Popovits, and a grant of an option to purchase 153,860 shares of our common stock was made to Ms. Popovits. The Compensation Committee also granted to our executive officers other than Ms. Popovits RSUs to acquire between 5,280 and 10,550 shares of our common stock, and granted RSUs to acquire 26,300 shares of our common stock to Ms. Popovits. In addition, in April 2016, the Compensation Committee approved performance-based criteria relating to grants of 75,531 stock options and 11,720 RSUs to Ms. Popovits which were subject to our standard time‑based vesting of options and RSUs.  Vesting of these grants was subject to the achievement by the Company of a specified level of product revenue in 2016. The performance-based criteria was not met and, accordingly, those stock options and RSUs were cancelled.

In February 2017, the Compensation Committee approved grants of stock options and RSUs to our executive officers in connection with the evaluation of our executive officers’ 2016 performance by the Compensation Committee and the independent members of our board. Option grants ranging from 12,170 to 56,120 shares were made to our executive officers other than Ms. Popovits, and a grant of an option to purchase 191,500 shares of our common stock was made to Ms. Popovits. The Compensation Committee also granted to our executive officers other than Ms. Popovits RSUs to acquire between 5,290 and 11,440 shares of our common stock, and granted RSUs to acquire 27,760 shares of our common stock to Ms. Popovits.

Other Compensation.  All of our full‑time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or to be incorporated by reference into any other filing by Genomic Health under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under those Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and those discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10‑K for the year ended December 31, 2016.

Compensation Committee
Felix J. Baker, Ph.D.
Fred E. Cohen, M.D., D.Phil.
Henry J. Fuchs, M.D.

Named Executive Officers

The tables that follow provide compensation information for our named executive officers.

Summary Compensation Table

					Non-Equity
			Stock	Option	Incentive Plan
		Salary	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(1)	($)(2)	($)
Kimberly J. Popovits	2016	686,400	710,100	1,812,668	642,470	3,851,638
President and Chief Executive	2015	686,400	—	—	297,900	984,300
Officer	2014	660,000	467,040	1,441,622	462,800	3,031,462
G. Bradley Cole(3)	2016	520,000	284,850	726,905	297,440	1,829,195
Chief Operating Officer and	2015	520,000	280,080	753,523	132,600	1,686,203
Chief Financial Officer	2014	500,000	248,059	613,555	206,300	1,567,914
Frederic Pla, Ph.D.(4)	2016	500,000	284,850	726,905	286,000	1,797,755
Chief Business and Product	2015	500,000	374,997	1,124,988	127,500	2,127,485
Development Officer
Steven Shak, M.D.(5)	2016	489,300	224,370	545,238	279,880	1,538,788
Chief Scientific Officer	2015	489,300	264,520	679,567	124,800	1,558,187
	2014	475,000	212,920	512,497	195,900	1,396,317
James Vaughn(6)	2016	400,000	284,850	726,905	228,800	1,640,555
Chief Commercial Officer	2015	400,000	233,400	611,609	102,000	1,347,009

(1)

Represents the aggregate fair value of stock and option awards computed as of the grant date of each RSU or option in accordance with the FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest will equal or exceed the price of our common stock on the date of the applicable RSU award.

(2)

Represents bonuses paid pursuant to our cash bonus plan for each of the years 2015, 2014 and 2013. These amounts are not reported in a separately identified bonus column because payments are tied to achievement of corporate bonus goals.

(3)	Mr. Cole was appointed our Chief Financial Officer on June 13, 2014.
(4)	Dr. Pla joined Genomic Health on January 1, 2015.
(5)	Dr. Shak served as our Executive Vice President of Research and Development until December 31, 2014, when he became our Chief Scientific Officer.
(6)	Mr. Vaughn served as our Senior Vice President, Worldwide Commercial until December 31, 2014 when he became our Chief Commercial Officer.

Grants of Plan‑based Awards—2016

						All Other	All Other
						Stock	Option		Grant Date
						Awards:	Awards:	Exercise	Fair Value
			Estimated Future Payouts			Number	Number of	or Base	of Stock
			Under Non‑Equity Incentive			of Shares	Securities	Price of	and
			Plan Awards(1)			of Stock	Underlying	Option	Option
	Grant		Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date		($)	($)	($)	(#)(2)	(#)(3)	($/Sh)	($)(4)
Kimberly J. Popovits	2/16/16		—	—	—	26,300	—	—	710,100
	2/16/16		—	—	—	—	153,860	27.00	1,812,668
	4/26/16	(5)	—	—	—	11,720	—	—	329,215
	4/26/16	(5)	—	—	—	—	75,531	31.12	876,052
	—		—	617,760	1,099,613	—	—	—	—
G. Bradley Cole	2/16/16		—	—	—	10,550	—	—	284,850
	2/16/16		—	—	—	—	61,700	27.00	726,905
	—		—	286,000	509,080	—	—	—	—
Frederic Pla, Ph.D.	2/16/16		—	—	—	10,550	—	—	284,850
	2/16/16		—	—	—	—	61,700	27.00	726,905
	—		—	275,000	489,500	—	—	—	—
Steven Shak, M.D.	2/16/16		—	—	—	8,310	—	—	224,370
	2/16/16		—	—	—	—	46,280	27.00	545,238
	—		—	269,115	479,025	—	—	—	—
James Vaughn	2/16/16		—	—	—	10,550	—	—	284,850
	2/16/16		—	—	—	—	61,700	27.00	726,905
	—		—	220,000	391,600	—	—	—	—

(1)

The maximum represents the potential payout if certain pre‑established performance objectives are exceeded. The potential for actual awards under the plan could either exceed or be less than the funding target. Amounts are not guaranteed and are determined at the discretion of the independent members of the board of directors, which may consider an individual’s performance during the period. For additional information, please refer to “Compensation Discussion and Analysis.” Actual bonus plan payouts are reflected in the Non‑Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	RSUs vest over a three year period with one third of the shares vesting on each of February 15, 2017, 2018 and 2019.
(3)

Options vest over a four year period, becoming exercisable as to 25% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 36 months. The options have a term of ten years, subject to earlier termination in specified events related to termination of employment.

(4)

Represents the aggregate fair value of stock and option awards computed as of the grant date of each RSU or option award in accordance with the FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest will equal or exceed the price of our common stock on the date of the applicable RSU award.

(5)

Performance‑based awards, subject to the achievement by the Company of a specified level of product revenue in 2016. As of December 31, 2016, the achievement of the performance criteria was estimated to be remote and the awards were cancelled.

Outstanding Equity Awards at Fiscal Year‑End

	Option Awards(1)				Stock Awards
	Number of	Number of			Number of		Market Value
	Securities	Securities			Shares or		of Shares or
	Underlying	Underlying			Units of		Units of
	Unexercised	Unexercised	Option		Stock That		Stock That
	Options—	Options—	Exercise	Option	Have Not		Have Not
	Exercisable	Unexercisable	Price	Expiration	Vested		Vested
Name	(#)	(#)	($)	Date	(#)		($)(5)
Kimberly J. Popovits	7,900	—	23.31	12/06/17	—		—
	60,000	—	17.33	12/04/18	—		—
	125,000	—	17.18	02/18/20	—		—
	90,000	—	22.98	01/27/21	—		—
	90,000	—	29.34	02/03/22	—		—
	66,093	1,407	28.05	01/31/23	—		—
	72,916	27,084	30.84	01/28/24	—		—
	—	153,860	27.00	02/16/26	—		—
	—	—	—	—	4,334	(2)	127,376
	—	—	—	—	26,300	(4)	772,957
G. Bradley Cole	15,710	—	23.31	12/06/17	—		—
	50,000	—	17.33	12/04/18	—		—
	65,000	—	17.18	02/18/20	—		—
	60,000	—	22.98	01/27/21	—		—
	60,000	—	29.34	02/03/22	—		—
	44,062	938	28.05	01/31/23	—		—
	31,033	11,527	30.84	01/28/24	—		—
	25,208	29,792	31.12	02/13/25	—		—
	—	61,700	27.00	02/16/26	—		—
	—	—	—	—	2,140	(2)	62,895
	—	—	—	—	6,000	(3)	176,340
	—	—	—	—	10,550	(4)	310,065
Frederic Pla, Ph.D.	38,413	41,754	31.98	01/01/25	—		—
	—	61,700	27.00	02/16/26	—		—
	—	—	—	—	7,818	(3)	229,771
	—	—	—	—	10,550	(4)	310,065
Steven Shak, M.D.	30,000	—	23.31	12/06/17	—		—
	40,000	—	17.33	12/04/18	—		—
	55,000	—	17.18	02/18/20	—		—
	40,000	—	22.98	01/27/21	—		—
	50,000	—	29.34	02/03/22	—		—
	36,718	782	28.05	01/31/23	—		—
	25,921	9,629	30.84	01/28/24	—		—
	22,916	27,084	31.12	02/13/25	—		—
	—	46,280	27.00	02/16/26
		—	—	—	1,787	(2)	52,520
	—	—	—	—	5,667	(3)	166,553
	—	—	—	—	8,310	(4)	244,231
James Vaughn	6,500	—	23.31	12/06/17	—		—
	7,000	—	17.33	12/04/18	—		—
	10,000	—	17.18	02/18/20	—		—
	9,000	—	22.98	01/27/21	—		—
	12,000	—	29.34	02/03/22	—		—
	19,583	417	28.05	01/31/23	—		—
	13,205	4,905	30.84	01/28/24	—		—
	20,625	24,375	31.12	02/13/25	—		—
	—	61,700	27.00	02/16/26	—		—
	—	—	—	—	2,730	(2)	80,235
	—	—	—	—	5,000	(3)	146,950
	—	—	—	—	10,550	(4)	310,065

(1)

Options vest over a four year period, becoming exercisable as to 25% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 36 months and have a term of ten years, subject to earlier termination in specified events related to termination of employment. The option exercise price is equal to the fair market value of our common stock on the date of grant.

(2)	RSUs vest on February 15, 2017.
(3)	RSUs vest as to one half of the shares on each of February 15, 2017 and 2018.
(4)	RSUs vest as to one third of the shares on each of February 15, 2017, 2018 and 2019.
(5)	Market value is based on the market price of our common stock on December 31, 2016.

Option Exercises and Stock Vested—2016

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
Name	Exercise (#)	Exercise ($)(1)	Vesting (#)	Vesting ($)(2)
Kimberly J. Popovits	15,313	143,840	8,549	226,805
G. Bradley Cole	46,290	401,121	8,061	213,858
Frederic Pla, Ph.D.	—	—	3,908	103,679
Steven Shak, M.D.	40,000	341,404	7,162	190,008
James Vaughn	6,000	63,798	8,597	228,078

(1)	Value realized is based on the market price of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.
(2)	Value realized is based on the market price of our common stock on the vesting date and does not necessarily reflect proceeds actually received by the individual.

Potential Payments Upon Change‑in‑Control and Termination

On April 2, 2015, our board of directors adopted the Genomic Health, Inc. Severance Plan for Executive Management (the “Severance Plan”), which is intended to secure the continued services, dedication, and objectivity of the executive officers without concern as to whether the officers or employees might be hindered or distracted by personal uncertainties and risks in connection with a Change of Control of our Company.  On January 31, 2017, our board of directors amended and restated the Severance Plan to clarify that substantially similar terms of the Severance Plan were also applicable to equivalent employees of our international subsidiaries.

Benefits are payable to our executive officers under the Severance Plan under “double trigger” conditions if (1) there is a Change of Control of our Company and (2) during the period beginning with the execution of a definitive agreement providing for a Change of Control within three months (or, if there is no such definitive agreement, the date of the Change of Control), and ending one year after the Change of Control (plus any applicable cure period) (the “Termination Period”), the participant’s employment is terminated (a) by the participant’s employer other than for Cause or disability, or (b) by the participant for Good Reason, as these various terms are defined in the Severance Plan (a

“Qualifying Termination”). The benefits so payable consist of the following (in addition to amounts accrued but unpaid at the time of termination and payable by law or pursuant to applicable documents):

Chief Executive Officer	•A single lump sum payment equal to 200% of annual base salary
•24 months of premiums of the participant’s medical, dental, and vision benefits
•100% accelerated vesting of the participant’s outstanding equity awards (other than awards subject to performance‑based vesting)
Executive and Senior Vice Presidents and equivalents	•A single lump sum payment equal to 150% of annual base salary
•18 months of premiums of the participant’s medical, dental, and vision benefits
•100% accelerated vesting of the participant’s outstanding equity awards (other than awards subject to performance‑based vesting)
Vice Presidents and equivalents	•A single lump sum payment equal to 100% of annual base salary
•12 months of premiums of the participant’s medical, dental, and vision benefits
•100% accelerated vesting of the participant’s outstanding equity awards (other than awards subject to performance‑based vesting)

The foregoing amounts are reduced by any other severance payments executive management are entitled to receive.

Among other definitions, the Severance Plan includes the following:

•	“Change of Control” means the occurrence of any one of the following events (subject to certain customary exceptions):
•

A change in the composition of our board of directors as a result of which fewer than half of the incumbent directors have either (1) been directors of the Company 24 months prior to the Change of Control or (2) were elected or nominated by a majority of the directors serving 24 months prior to the Change of Control.

•

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization a majority of the voting power of the outstanding securities of (1) the continuing or surviving entity and (2) any direct or indirect parent corporation of such continuing or surviving entity.

•	The sale, transfer or other disposition of all or substantially all of the Company’s assets.
•

If any person (excluding affiliates of Julian C. Baker and Felix J. Baker) by the acquisition or aggregation of securities, becomes the “beneficial owner” (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934), directly or indirectly, of securities representing a majority of the voting power of the Company.

•

“Company” means Genomic Health, Inc., a Delaware corporation, and any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law, or otherwise.

•

“Cause” means (1) the willful and deliberate failure by a participant to perform his or her duties and responsibilities (other than as a result of incapacity due to physical or mental illness) which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such failure, (2) willful misconduct by a participant which is demonstrably and materially injurious to the business or reputation of the Company or any of its Subsidiaries, or (3) a participant’s conviction of, or plea of guilty or nolo contendere to, a felony or other crime involving moral turpitude.

•

“Good Reason” means the occurrence of any of the following which occurs during the Termination Period without the participant’s express written consent: (1) material diminution in the participant’s authority, duties or responsibilities, causing the participant’s position to be of materially lesser rank or responsibility within the Company; (2) a material decrease in the participant’s Base Salary, (3) the relocation of the participant’s principal location of work to a location that is in excess of fifty (50) miles from such location immediately prior to the Termination Period, or (4) the successor company does not assume the Company’s obligations under the Severance Plan.

•

A participant’s Qualifying Termination shall not be considered to be for Good Reason unless (1) within ninety (90) days after the initial existence of the applicable event or condition that is purported to give rise to a basis for termination for Good Reason, the participant provides written notice of the existence of such event or condition to the Company or employing Subsidiary,  (2) such event or condition is not cured within thirty (30) days after the date of the written notice from the participant to the Company or employing Subsidiary, and (3) the participant terminates employment no later than thirty (30) days after the expiration of the applicable cure period.

Benefits are subject to withholding and other potential requirements of applicable income tax law. Participants are not entitled to any tax “gross up” in respect of excise taxes, if any, that might arise under the “golden parachute” sections of the federal income tax law (Section 280G of the Internal Revenue Code), and may be subject to a reduction in benefits if any such excise tax were applicable and the reduced benefit would maximize the after‑tax payment to the participant.

The following table shows the hypothetical amounts of cash severance payments and benefits and the value of accelerated vesting of equity awards (other than awards subject to performance‑based vesting) for each of the named executive officers under the Severance Plan had a Change of Control of our Company occurred on December 31, 2016, with a price per share equal to $29.39, the closing market price as of that date, and each executive officer’s employment was terminated without Cause or for Good Reason immediately thereafter (based on salary and other compensation arrangements in effect on March 31, 2017).

			Hypothetical
	Hypothetical Cash		“Spread” of
	Severance Payment		Accelerated Vesting
	in respect of Salary	Hypothetical Value	of Equity Awards in	Total Hypothetical
Named Executive Officer	and Bonus ($)	of Benefits ($)	Change in Control ($)	Severance Benefits ($)
Kimberly J. Popovits	$1,372,800	$32,462	$1,896,141	$3,301,403
G. Bradley Cole	795,600	34,739	721,199	1,551,538
Frederic Pla, Ph.D.	765,000	33,363	747,915	1,546,278
Steven Shak, M.D.	748,650	34,739	594,660	1,378,049
James Vaughn	612,000	33,363	693,791	1,339,154
Total	$4,294,050	$168,666	$4,653,706	$9,116,422

Compensation Risk Assessment

In connection with its review of employee compensation and the compensation process, the Company has concluded that risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options and RSUs under all of our existing equity compensation plans as of December 31, 2016, including the 2005 Stock Incentive Plan and the Employee Stock Purchase Plan, or ESPP.

Number of Securities
	Number of			Remaining Available for
	Securities to be	Weighted‑Average		Future Issuance Under
	Issued Upon Exercise	Exercise Price of		Equity Compensation
	of Outstanding Options,	Outstanding Options,		Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights		Reflected in Column(a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders	4,477,059	$25.42	(1)	2,817,138	(2)
Equity compensation plans not approved by security holders	—	—		—
Total	4,477,059	$25.42		2,817,138

(1)	RSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.
(2)	Includes 2,487,545 shares available for issuance under the 2005 Stock Incentive Plan and 329,593 shares available for issuance under the ESPP.

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth certain information as of the Record Date as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially more than 5% of our common stock, (2) each of our named executive officers listed in the summary compensation table, (3) each of our directors and (4) all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after April 18, 2017, the Record Date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Number of
	Shares of	Percentage of
	Common	Common
	Stock	Stock
	Beneficially	Beneficially
Name and Address of Beneficial Owner(1)	Owned	Owned
5% Stockholders:
Entities Affiliated with Baker Brothers Advisors(2)	14,033,056	40.9%
Entities Affiliated with BlackRock, Inc.(3)	2,370,348	6.9%
Entities Affiliated with Camber Capital Management LLC(4)	2,458,100	7.2%
Directors and Named Executive Officers:
Felix J. Baker, Ph.D.(2)(5)(6)	14,206,953	41.2%
Julian C. Baker(2)(5)(7)	14,206,953	41.2%
Fred E. Cohen, M.D., D.Phil.(8)	161,228	*
Henry J. Fuchs(9)	53,358	*
Ginger L. Graham(10)	98,094	*
Geoffrey M. Parker	-	*
G. Bradley Cole(11)	389,469	1.1%
Frederic Pla, Ph.D.(12)	81,617	*
Kimberly J. Popovits(13)	826,571	2.4%
Steven Shak, M.D.(14)	622,666	1.8%
James Vaughn(15)	139,535	*
All directors and executive officers as a group (15 persons)(16)	16,777,257	46.2%

*Represents beneficial ownership of less than 1%.

(1)	Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063.
(2)

Based on Amendment No. 31 to Schedule 13D filed jointly on August 15, 2016, by Baker Bros. Advisors LP, (the “Adviser”), Baker Bros. Advisors (GP) LLC, Julian C. Baker, Felix J. Baker and FBB Associates, the Adviser has sole voting and dispositive power with respect to 13,895,142 shares of common stock owned by the following limited partnerships and funds: Baker Bros. Investments, L.P., Baker/Tisch Investments, L.P., Baker Bros. Investments II, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P. and 667, L.P. Julian C. Baker and Felix J. Baker, Ph.D., both of whom are our directors, are managing members of Baker Bros. Advisors (GP) LLC, the general partner of the Adviser and, as such, share voting and dispositive power with respect to the shares owned by the limited partnerships and the funds. Mr. Baker and Dr. Baker each disclaims beneficial ownership of the shares held by the entities affiliated with the Adviser except to the extent of his pecuniary interest therein. The principal address for the entities affiliated with the Adviser is 677 Madison Avenue, 21st Floor, New York, New York 10065.

(3)

According to Amendment No. 2 to Schedule 13G filed on January 23, 2017 by BlackRock, Inc., a Delaware corporation, has sole voting power with respect to 2,307,944 shares of common stock and sole dispositive power with respect to 2,370,348 shares of common stock as the parent holding company for BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investment Management, LLC and BlackRock Japan Co Ltd. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)

According to Amendment No. 2 to Schedule 13G filed on February 12, 2016, Camber Capital Management LLC, a limited liability company, and Stephen DuBois share voting and dispositive power with respect to the shares. The address for Camber Capital Management LLC and Mr. DuBois is 101 Huntington Avenue, Suite 2250, Boston, Massachusetts 02199.

(5)

Includes 173,897 shares owned by FBB Associates, a general partnership of which Mr. Baker and Dr. Baker are the sole partners. Mr. Baker and Dr. Baker each disclaims beneficial ownership of the shares held by FBB Associates except to the extent of his pecuniary interest therein.

(6)	Includes options to purchase 56,265 shares of common stock that are exercisable within 60 days of April 18, 2017.
(7)	Includes options to purchase 81,015 shares of common stock that are exercisable within 60 days of April 18, 2017.
(8)	Includes options to purchase 89,265 shares of common stock that are exercisable within 60 days of April 18, 2017 and 6,068 shares held in a family trust, of which Dr. Cohen is a trustee.
(9)	Includes options to purchase 48,750 shares of common stock that are exercisable within 60 days of April 18, 2017.
(10)	Includes options to purchase 89,265 shares of common stock that are exercisable within 60 days of April 18, 2017.
(11)

Includes options to purchase 368,115 shares of common stock that are exercisable within 60 days of April 18, 2017. Does not include 18,174 RSUs that will remain unvested within 60 days of April 18, 2017.

(12)

Includes options to purchase 69,000 shares of common stock that are exercisable within 60 days of April 18, 2017. Does not include 19,083 RSUs that will remain unvested within 60 days of April 18, 2017.

(13)

Includes options to purchase 565,019 shares of common stock that are exercisable within 60 days of April 18, 2017. Also includes 199,487 shares held in a family trust, of which Ms. Popovits is a trustee and 16,825 shares held in a trust for Ms. Popovits’ son, of which Ms. Popovits is trustee. Does not include 45,294 RSUs that will remain unvested within 60 days of April 18, 2017.

(14)

Includes options to purchase 306,717 shares of common stock that are exercisable within 60 days of April 18, 2017. Does not include 15,154 RSUs that will remain unvested within 60 days of April 18, 2017.

(15)

Includes options to purchase 126,407 shares of common stock that are exercisable within 60 days of April 18, 2017. Does not include 17,374 RSUs that will remain unvested within 60 days of April 18, 2017.

(16)

Includes options to purchase 1,990,089 shares of common stock that are exercisable within 60 days of April 18, 2017. Does not include 174,763 RSUs that will remain unvested within 60 days of April 18, 2017.

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the board of directors. A link to the Audit Committee Charter is available on our website at www.genomichealth.com. All members of the Audit Committee meet the independence standards established by The NASDAQ Stock Market.

The Audit Committee assists the board of directors in fulfilling its responsibility to oversee management’s implementation of Genomic Health’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and of the effectiveness of the Company’s internal control over financial reporting.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Annual Report on Form 10‑K for the year ended December 31, 2016 with Genomic Health’s management and the independent registered public accounting firm.

The Audit Committee has discussed issues deemed significant by the independent registered public accounting firm, including those required by AICPA Professional Standards, Vol. 1, AU section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee has discussed with Genomic Health’s independent registered public accounting firm, with and without management present, their evaluations of Genomic Health’s internal control over financial reporting and the overall quality of Genomic Health’s financial reporting.

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the board of directors, and the board approved, the inclusion of the audited financial statements in Genomic Health’s Annual Report on Form 10‑K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee has appointed Ernst & Young LLP to serve as Genomic Health’s independent registered public accounting firm for the 2017 fiscal year.

Audit Committee
Geoffrey M. Parker
Fred E. Cohen, M.D., D.Phil.
Ginger L. Graham

Proposal 2

Proposal to Amend the Amended and Restated 2005 Stock Incentive Plan

In January 2017, our board of directors approved an amendment to our Amended and Restated 2005 Stock Incentive Plan (the “Plan”), subject to the approval of our stockholders at the Annual Meeting, to increase the number of shares available for issuance. The following summary of the principal features of the Plan, as amended, is qualified by reference to the terms of the Plan, a copy of which is available without charge upon stockholder request to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The Plan has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC’s web site at http://www.sec.gov.

Description of Amendment

The amendment to the Plan approved by our board of directors and submitted for stockholder approval consists of an increase in the number of shares available for issuance under the Plan by 1,500,000 shares, from 11,980,000 shares to 13,480,000 shares.

The Plan

The Plan was adopted prior to, but became effective upon, our initial public offering in September 2005. The Plan has been subsequently amended and restated by our board of directors and approved by our stockholders from time to time, most recently the board of directors in January 2016 and subsequently approved by our stockholders in June 2016. The purpose of the Plan is to assist management in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long‑term success and the creation of stockholder value. The Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our common stock, thereby increasing their proprietary interest in the growth and success of our Company.

The Plan provides for the direct award or sale of shares of common stock (including restricted stock), the award of stock units and stock appreciation rights, and the grant of both incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible to purchase shares of common stock and to receive awards of shares or grants of nonstatutory stock options, stock units and stock appreciation rights. Only employees are eligible to receive grants of incentive stock options, stock units or stock appreciation rights.

As of December 31, 2016,  846 officers and employees and six non‑employee directors were eligible to be considered to purchase shares of common stock and to receive awards under the Plan.

Administration

The Plan is administered by the Compensation Committee of our board of directors. Subject to the limitations set forth in the Plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards.

The board of directors has created a second committee, the Non‑Management Stock Option Committee, which is authorized to make awards and grants under the Plan to new employees, other than to any member of our board of directors, individuals designated by our board of directors as “Section 16 officers,” and employees who hold the title of Vice President or above. This committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock.

Maximum Shares and Award Limits

A total of 11,980,000 shares of common stock are currently reserved for issuance under the Plan. As of March 31, 2017, 4,258,491 shares had been issued upon exercise of options granted under the Plan, options to purchase an aggregate of 3,922,079 shares of common stock were outstanding, 42,803 shares had been issued as fully-vested restricted stock awards (“RSA”s) to certain outside directors in lieu of fees, 966,201 shares had been issued upon vesting of restricted stock units (“RSUs”) awarded under the Plan, RSU awards that have not vested covering 1,041,587 shares were outstanding, and 1,735,921 shares of common stock remained available for issuance under the Plan (or 3,235,951 shares of common stock including the 1,500,000 shares subject to stockholder approval at the Annual Meeting).

No award recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. In addition, no one award recipient may receive options, stock appreciation rights, restricted shares or stock units under the Plan in any calendar year that relate to more than 1,650,000 shares.

These limitations, and the terms of outstanding awards, shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. If restricted shares are forfeited, then such shares will become available for awards under the Plan. If stock units, options, or stock appreciation rights are forfeited or terminate for any other reason before being settled or exercised, then the corresponding shares will again become available for awards under the Plan. If stock units are settled or stock appreciation rights are exercised, then only the number of shares, if any, actually issued in settlement of such stock units or stock appreciation rights will reduce the number of available shares and the balance will become available for awards under the Plan.

Stock Options

The terms of any grants of stock options under the Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient’s service. The Compensation Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares.

The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted. The exercise price of a nonstatutory stock option cannot be less than 85% of the fair market value of a share of the Company’s common stock on the date the option is granted. On March 31, 2017, the closing price for our common stock on The NASDAQ Stock Market was $31.49. The maximum period in which an option may be exercised will be fixed by the Compensation Committee and included in each stock option agreement but cannot exceed ten years in the case of an incentive stock option, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five years. In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for our common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full‑recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient’s death, but the Compensation Committee may allow the transfer of nonstatutory stock options through a gift or domestic relations order to the option recipient’s family members.

Stock options granted under the Plan generally must be exercised by the optionee before the earlier of the expiration of such option or 90 days after termination of the optionee’s employment, except that the period may be extended on certain events including death and termination of employment due to disability. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Options granted to non‑employee directors generally must be exercised before the earlier of the expiration of the option or 12 months after termination of service as a director, and are subject to acceleration of vesting in the event of a change in control.

Automatic Option Grants to Directors

Each non‑employee director who first joins our board of directors after the effective date of the Plan receives a nonstatutory option to purchase 20,000 shares of our common stock on the date of election to the board. Twenty‑five percent of the shares subject to each option vest and become exercisable on the first anniversary of the date of grant. The balance of the shares vest and become exercisable monthly over a three year period beginning on the day that is one month after the first anniversary of the date of grant, at a monthly rate of 2.0833% of the number of shares subject to such options. In addition, on the business day after each annual meeting of our stockholders, each non‑employee director who was not elected to the board of directors for the first time at such meeting receives an option to purchase 10,000 shares of common stock, provided that the non‑employee director has served on the board for at least six months. Each annual option granted to non‑employee directors vests and becomes exercisable on the first anniversary of the date of grant, or on the first business day following the next regular annual meeting of stockholders after the date of grant in the event such meeting occurs prior to the first anniversary date of the grant. Options granted to non‑employee directors will become fully vested if a change in control occurs with respect to our Company during the director’s service. The board of directors may from time to time increase the number of shares subject to an initial or annual grant if the board determines that the increase is necessary to induce individuals to become or remain non‑employee directors, or to address an increase in the duties or responsibilities of a non‑employee director. The board may also determine that the exercise price of such an option shall be greater than the fair market value of the common stock on the date of grant and that the option shall be exercisable on a different schedule than stated above.

Restricted Shares

The terms of any awards of restricted shares under the Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares. Restricted shares may be issued for consideration as the Compensation Committee may determine, including cash, cash equivalents, full‑recourse promissory notes, past services and future services.

Restricted Stock Units

The terms of any awards of restricted stock units under the Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted stock unit agreements, which need not be identical. Restricted stock units give an award recipient the right to acquire a specified number of shares of common stock or, at the Compensation Committee’s discretion, cash, or a combination of common stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. Restricted stock units generally will be subject to vesting requirements of a minimum period of three years. Restricted stock units may be granted in consideration of a reduction in the award recipient’s other compensation, but no cash consideration is typically required of the award recipient. Unlike restricted shares, the stock underlying restricted stock units will not be issued until the stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.

Stock Appreciation Rights

The terms of any awards of stock appreciation rights under the Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the value of a share of common stock on the date of grant. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.

Qualifying Performance Criteria

The Plan sets forth performance criteria used in the case of an award intended to qualify as “performance‑based compensation” under Section 162(m) of the Code. To qualify as a “performance‑based compensation,” the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre‑established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Compensation Committee in the award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, (u) test volume metrics, (v) objective customer indicators (including, without limitation, customer satisfaction), (w) improvements in productivity, (x) attainment of objective operating goals, or (y) objective employee metrics. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period: (i) asset write‑downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or in managements’ discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year,  (vi) the dilutive and/or accretive effects of acquisitions or joint ventures, (vii) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin‑off, combination or exchange of shares or other similar corporate change, or any distributions to our common stockholders other than regular cash dividends, (viii) the effects of stock based compensation, and (ix) costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles. The Compensation Committee may also assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following the divestiture. If applicable, the Compensation Committee shall determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each award recipient, the extent to which the qualifying performance criteria have been met. The Compensation Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a qualifying performance goal to an award recipient who is a “covered employee” within the meaning of Section 162(m) of the Code.

Amendment and Termination

No awards may be granted under the Plan after March 18, 2024. The board of directors may amend or terminate the Plan at any time, but an amendment will not become effective without the approval of our stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the Plan will affect an award recipient’s rights under outstanding awards without the award recipient’s consent.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin‑off or a similar occurrence, or declaration of a dividend payable in common stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make appropriate adjustments in the number of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, and the number of shares available under the Plan.

In the event of a merger or other reorganization, subject to any acceleration provisions in the agreement relating to an award, outstanding awards will be treated in the manner provided in the agreement of merger or reorganization. That agreement may provide for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the substitution by the surviving corporation or its parent of its own awards, or for the acceleration of the exercisability of awards followed by the cancellation of those awards. The agreement of merger or reorganization may also provide for the cancellation of outstanding awards, with a payment of the value of those awards (without regard as to whether those awards have vested or are exercisable) as of the closing date of the merger or reorganization. In such an event, the payment may be in cash or securities, be paid in installments, be deferred until the underlying award would have vested, become exercisable or settled under the agreement relating to the award, and may be subject to vesting and performance criteria no less favorable to the recipient than under the agreement relating to the award, in all cases without the recipients’ consent.

Certain Federal Income Tax Aspects of Awards Under the Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance‑based compensation under Section 162(m) of the Code.

Incentive Stock Options

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of Common Stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of Common Stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of Common Stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the Common Stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short‑term or long‑term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonstatutory Stock Options

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the Common Stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

Recipients who receive RSU awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date and cash received, if any, over the exercise price. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Code Section 162(m)

Section 162(m) of the Code would render non‑deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance‑based compensation.” The approval of our amended and restated Plan by our stockholders in 2014 satisfied one of the requirements for the performance‑based compensation exemption.

New Plan Benefits

The Compensation Committee has not made any determination with respect to future awards under the Plan, and any allocation of such awards will be made only in accordance with the provisions of the Plan, including the additional shares of stock that the stockholders are being asked to approve. Because awards under the Plan are subject to the discretion of the Compensation Committee, awards under the Plan for the current or any future year are not determinable. Future option exercise prices under the Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. No stock units, shares of restricted stock or stock appreciation rights have been awarded under the Plan.

Our named executive officers received option and RSU grants under the Plan as set forth in this Proxy Statement in the table entitled “Grants of Plan‑Based Awards—2016” under the caption “Executive Compensation.” Our non‑employee directors received option and restricted share grants under the Plan as set forth in this Proxy Statement in the section entitled “Director Compensation.” The following table sets forth information with respect to awards granted under the Plan in 2016 to the following:

	Number of	Number of
Name and Position	Options(#)(1)	RSUs (#)
All current executive officers as a group (9 persons)(3)	513,211	104,170
All current non‑employee directors as a group (6 persons)	80,000	6,970
All employees and consultants, including current officers who are not executive officers, as a group	145,210	512,374

(1)	All options were granted at an exercise price per share equal to the fair market value on the date of grant.
(2)	Restricted awards to non-employee directors are in-lieu of director fees and are fully vested at grant.
(3)

Includes performance‑based awards to Kimberly J. Popovits of 75,531 stock options and 11,720 RSUs, subject to the achievement by the Company of a specified level of product revenue in 2016. As of December 31, 2016, the achievement of the performance criteria was estimated to be remote and the awards were cancelled.

Required Vote

Approval of the amendment to our Amended and Restated 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares present and entitled to vote. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment to our Amended and Restated 2005 Stock Incentive Plan.

Your board of directors recommends a vote FOR approval of the amendment to our Amended and Restated 2005 Stock Incentive Plan.

Proposal 3

Proposal to Amend the Employee Stock Purchase Plan

In January 2011, our board of directors approved our Employee Stock Purchase Plan (the “ESPP”), to be effective July 1, 2011. The ESPP was approved by our stockholders in June 2011. In January 2017, our board of directors approved an amendment to the ESPP, subject to the approval of our stockholders at the Annual Meeting, to increase the number of shares available for issuance.  The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, a copy of which is available without charge upon stockholder request to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The ESPP has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC’s web site at http://www.sec.gov.

Description of Amendment

The amendment to the Plan approved by our board of directors and submitted for stockholder approval consists of an increase in the number of shares available for issuance under the Plan by 1,250,000 shares, from 1,250,000 shares to 2,500,000 shares.

The Plan

The ESPP was initially adopted by our board of directors in January 2011, to be effective July 1, 2011, and approved by the Company’s stockholders in June 2011. The purpose of the ESPP is to provide eligible employees with an opportunity to align their proprietary interest with the success of our Company by purchasing common stock from the company at favorable terms and to pay for their purchases through payroll deductions, thereby enabling us to attract, retain and motivate valued employees. A total of 1,250,000 shares of common stock are currently reserved for issuance under our ESPP. As of March 31, 2017, 329,593 shares of common stock were available for future issuance under the ESPP.

Administration

The ESPP is administered by the Compensation Committee of our board of directors. The Compensation Committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.

Eligibility

Each full-time and part-time employee, including our officers and employee directors and employees of participating subsidiaries, who is employed by us on the day preceding the start of any offering period is eligible to participate in the ESPP. Our ESPP does not require that an employee work a specified number of hours per week or be employed by us for a specified period of time prior to becoming eligible to participate in the ESPP. Our ESPP permits an eligible employee to purchase common stock through payroll deductions, which may not be less than 1% nor more than 15% of the employee’s salary, with the actual limit determined by the Compensation Committee from time to time. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under the ESPP or other outstanding options) representing 5% or more of the total combined voting power or value of all classes of our stock. No employee is able to purchase more than such number of shares as may be determined by the Compensation Committee with respect to a single offering period, or purchase period, if applicable. In addition, no employee is permitted to accrue, under the ESPP and all similar purchase plans of the Company or its subsidiaries, a right to purchase stock of the Company having a value in excess of $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. Employees are able to withdraw their accumulated payroll deductions prior to the end of the offering period in accordance with the terms of the offering. Participation in our ESPP ends automatically on termination of employment with us.

Offering Periods and Purchase Price

Our ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, except as noted below, the Compensation Committee may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. During each purchase period, payroll deductions accumulate, without interest. On the last day of the purchase period, accumulated payroll deductions are used to purchase common stock for employees participating in the offering.

Our board of directors has determined that the purchase periods have a duration of six months and that the purchase price is 85% of the fair market value per share of our common stock on either the last trading day preceding the offering date or the purchase date, whichever is less. Purchase periods commence on May 1 and November 1 of each year.  The length of the purchase period applicable to U.S. employees and the purchase price may not be changed without the approval of the independent board members of our board of directors.

Reset Feature

The Compensation Committee may specify that if the fair market value of a share of our common stock on any purchase date within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the offering period will automatically terminate and the employee in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the next day following such purchase date.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the ESPP, (b) the individual and aggregate participant share limitations described in the plan and (c) the price of shares that any participant has elected to purchase.

Corporate Reorganization

Immediately before a corporate reorganization, the offering period and purchase period then in progress shall terminate and stock will be purchased with the accumulated payroll deductions, unless the ESPP is assumed by the surviving corporation or its parent corporation under the plan of merger or consolidation.

Amendment and Termination

Our board of directors has the right to amend, suspend or terminate the ESPP at any time. Any increase in the aggregate number of shares of stock to be issued under the ESPP is subject to stockholder approval. Any other amendment is subject to stockholder approval only to the extent required under applicable law or regulation.

Certain Federal Income Tax Consequences of Participating in the Employee Stock Purchase Plan

The following brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than 2 years from the first day of the applicable offering and 1 year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Plan Benefits

Purchase rights are subject to a participant’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.

Required Vote

Approval of the amendment to our ESPP requires the affirmative vote of a majority of the shares present and entitled to vote. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment to our ESPP.

Proposal 4

Non‑binding Advisory Vote on Executive Compensation

The Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd‑Frank Act, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long‑term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2016 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say‑on‑pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is advisory, which means that the vote on executive compensation is not binding on us, our board of directors or the Compensation Committee of the board of directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders approve, on a non‑binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Your board of directors recommends a vote FOR approval, on a non‑binding advisory basis, of the compensation of our named executive officers.

Proposal 5

Non-binding Advisory Vote on the Frequency of a Non-binding Advisory

Vote on Executive Compensation

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years, or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our board of directors has determined that a non-binding advisory vote on executive compensation that occurs annually is the most appropriate alternative for us and, therefore, the board of directors recommends that you vote for the option of every year for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of every year, our board of directors was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to indicate their approval of, or dissatisfaction with, our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

This vote is advisory, which means that it is not binding on us, our board of directors or the Compensation Committee of the board of directors. The board of directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years, or abstaining from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors.

Your board of directors recommends a vote for the option of EVERY YEAR as the frequency for advisory votes on executive compensation

Proposal 6

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017. Ernst & Young LLP has audited our financial statements since our inception in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for us by Ernst & Young LLP for the years ended December 31, 2016 and 2015 were as follows:

Services Provided	2016	2015
Audit	$1,646,385	$1,609,499
Audit-related	—	—
Tax	—	16,765
All Other	1,935	1,945
	$1,648,320	$1,628,209

Audit.  Audit fees were for the integrated audits of our annual financial statements and our internal control over financial reporting, the review of quarterly financial statements included in our quarterly reports on Form 10‑Q and services provided in connection with other regulatory filings.

Audit‑related.  There were no audit‑related fees for the years ended December 31, 2016 and 2015.

Tax.  There were no tax fees for the years ended December 31, 2016. For the year ended 2015, tax fees were for tax consulting services, including tax compliance.

All Other. All other fees were for accessing Ernst & Young LLP’s online research database.

Audit Committee Pre‑Approval Policies and Procedures

The Audit Committee has implemented pre‑approval policies and procedures related to the provision of audit and non‑audit services. Under these procedures, the Audit Committee pre‑approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services. All of the services in 2015 and 2016 were pre‑approved.

During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non‑audit fees initially approved.

Required Vote

Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

Your board of directors recommends a vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm.

Proposal 7

Stockholder Proposal Regarding Proxy Access

Mr. James McRitchie and Ms. Myra K. Young of 9295 Yorkship Court, Elk Grove, California 95758, have advised us that they have designated John Chevedden as their agent to submit a proposal for consideration at the Annual

Meeting. The text of the stockholder proposal and supporting statement appear exactly as received by us unless otherwise noted. All statements in the proposal and supporting statement are the sole responsibility of the proponents.

The proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponents. Adoption of the proposal requires the affirmative vote of a majority of the shares present or in person or represented by proxy.

[Begin Original Text]

RESOLVED: Shareholders of Genomic Health, Inc. (GHDX the “Company”) ask the board of directors (the “Board”) to amend its bylaws or other documents, as necessary, to provide proxy access with essential elements as follows:

1. Nominating shareholders or shareholder groups (“Nominators”) must beneficially own 3% or more of the Company’s outstanding common stock (“Required Stock”) continuously for at least three ears and pledge to hold such stock through the annual meeting.

2. Nominators may submit a statement not exceeding 500 words in support of each nominee to be included in the Company proxy.
3. The number of shareholder-nominated candidates eligible to appear in proxy materials shall be one quarter of the directors then serving or two, whichever is greater.
4. No limitation, below fifty, shall be placed on the number of shareholders that can aggregate their shares to achieve the 3% of Required Stock.
5. No limitation, below 6% vote in support, shall be placed on the re-nomination of shareholder nominees by Nominators based on the number or percentage of votes received in any election.
6. The Company shall not require that Nominators pledge to hold stock after the annual meeting if their nominees fail to win election.

Supporting Statement:

The SEC’s universal proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33-9136.pdf) was vacated after a court decision regarding the SEC’s cost-benefit analysis. Therefore, proxy access rights must be established on a company-by-company basis. Subsequently, Proxy Access in the United States: Revisiting the Proposed SEC Rule (http://www.cfapubs.org/doi/pdf/10.2469/ccb/v2014.n9.1) a cost-benefit analysis by CFA Institute, found proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance: The Case of Proxy Access (http://ssrn.com/abstract=2635695) found a 0.5 percent average increase in shareholder value for proxy access targeted firms.

Proxy Access: Best Practices (http://www.cii.org/files/publications/misc/08_05_15_Best%20Practices%20-%20Proxy%20Access.pdf) by the Council of Institutional Investors, “highlights the most troublesome provisions” in recently implemented access bylaws, such as the fact that even if the 20 largest public pension fund members were able to aggregate their shares, they would not meet the 3% criteria at most companies examined by the Council of Institutional Investors.

Many corporate boards have adopted proxy access bylaws with troublesome provisions that significantly impair the ability of shareholders to participate in the nominating process, the ability of shareholder nominees to effectively serve if elected, and the ability of shareholder nominees to run again. Adoption of bylaws with all the requested elements outlined above would help ensure meaningful proxy assess is available to more shareholders.

Increase Shareholder Value

Vote for Shareholder Proxy Access Enhancement – Proposal 7

 [End Original Text]

Board of Directors’ Statement in Opposition to Proposal 7

Your board of directors has carefully considered the foregoing stockholder proposal and unanimously recommends a vote AGAINST it.

The proponents of this stockholder proposal submitted a substantially similar proposal regarding proxy access at our 2016 Annual Meeting of Stockholders. That proposal was defeated by a majority vote of our stockholders. The proponents have again submitted an identically worded proposal to a number of other public companies, without drawing any distinction between the stockholder base or governance structure of each company. The board recognizes that proxy access has continued to be a topic of interest to the stockholder and governance community, and has accordingly continued to review and research the various forms of proxy access proposed and/or adopted by similarly situated public companies.

As discussed in “Director Nominations,” and “Director Qualifications” sections,  our Nominating and Corporate Governance Committee is composed of independent non-management directors. These independent non-management directors have a fiduciary duty to all stockholders to identify and nominate director candidates who have the breadth of skill, experience and business acumen to provide long-term value for all stockholders. We believe that mandatory proxy access, which allows a small group of stockholders to force the Company to include in its proxy materials candidates for board election, creates a risk that any such candidates have not first been thoroughly evaluated for their suitability, experience and perspective to serve on the board.

Further, our existing corporate governance structure already provides that a stockholder may directly nominate directors for election at an annual meeting and solicit proxies for those nominees. In addition to nominating directors, any stockholder may recommend candidates to the Nominating and Corporate Governance Committee for consideration, as discussed in “Director Nominations” above. To date, no stockholder has ever recommended a prospective director, which we believe reflects the confidence of our stockholders in the Nominating and Corporate Governance Committee’s ability to identify and evaluate director nominees’ skill, professional experience and diversity of background. Should a stockholder nominate an individual for election as a director, the Nominating and Corporate Governance Committee would apply the same evaluation criteria to the candidate that it applies to nominees recommended by a board member, management, a third party search firm or other source. Prior to receiving the previous proxy access stockholder proposal, none of our stockholders had asked the Company or us to implement any type of a proxy access mechanism.

Six of our seven directors are independent under the rules of The NASDAQ Stock Market and we have a lead independent director who collaborates with our chairman of the board and chief executive officer in developing agendas for board meetings and presiding during executive sessions of our independent directors. Our current governance structure provides for:

•	the annual election of all directors, as described above under “Directors and Nominees,”

•	a majority vote standard for the election of directors in an uncontested election, as described above under “Majority Voting in Uncontested Director Elections,” and

•	a means for communicating directly with our board of directors, as described above under “Stockholder Communications with the Board of Directors.”

We continuously examine the corporate governance policies of our peers to ensure that we provide fair and appropriate stockholder representation in our corporate governance policies. We believe that our current process for director nomination and the independent role of the Nominating and Corporate Governance Committee provide an appropriate level of corporate oversight and also currently provide the best means for our board to consider the Company’s long-term best interests. Our board is committed to strong corporate governance and will continue our practice of quality stockholder engagement when considering this developing area of governance.

Your board of directors recommends a vote AGAINST this proposal regarding proxy access.

Stockholder Proposals for the 2018 Annual Meeting

If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2018 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by Genomic Health’s Secretary no later than December 31, 2017. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail—Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2018 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 7th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2016, except a Form 4 for Jason Radford that was due on May 17, 2016 and was filed on December 20, 2016 relating to shares released for taxes as a result of an RSU vesting on May 15, 2016, and two Forms 4 for Philip Febbo, M.D. that were due on August 18, 2015 and August 17, 2016 that were each filed on December 20, 2016 for shares released for taxes as a result of RSU vestings on August 15, 2015 and August 15, 2016, respectively.

Other Matters

Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to vote by signing and mailing the enclosed proxy or voting by telephone or the Internet promptly.

By Order of the Board of Directors

Jason W. Radford
Chief Legal Officer and Secretary

Redwood City, California

April 28, 2017

Our Annual Report on Form 10‑K for the year ended December 31, 2016 has been mailed with this Proxy Statement. We will provide copies of exhibits to our Annual Report on Form 10‑K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The request must include a representation by the stockholder that, as of April 18, 2017, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10‑K and exhibits are also available at www.genomichealth.com.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. GENOMIC HEALTH, INC. ATTN: JEANNIE TWOMEY 301 PENOBSCOT DRIVE REDWOOD CITY, CA 94063 During The Meeting - Go to www.virtualshareholdermeeting.com/GHDX You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E28612-P90995 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GENOMIC HEALTH, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! Henry J. Fuchs, M.D. Ginger L. Graham Geoffrey M. Parker ! ! 1. Election of Directors Nominees: 01) 02) 03) 04) Kimberly J. Popovits Felix J. Baker, Ph.D. Julian C. Baker Fred E. Cohen, M.D. 05) 06) 07) The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain The Board of Directors recommends you vote FOR proposal 6. For Against Abstain ! ! ! ! ! ! 2. To approve an amendment to the amended and restated 2005 Stock Incentive Plan to increase the number of shares available for issuance. 6. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017. The Board of Directors recommends you vote AGAINST proposal 7. 3. To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance. To approve, on a non-binding advisory basis, the compensation of our named executive officers. ! ! ! ! 3 Years ! ! Abstain ! ! ! 7. To approve a stockholder proposal concerning proxy access, if properly presented at the Annual Meeting. 4. NOTE: In his or her discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. The Board of Directors recommends you vote 1 Year 2 Years 1 YEAR on proposal 5. ! ! ! ! 5. To approve, on a non-binding advisory basis, the frequency of holding an advisory vote on named executive officer compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E28613-P90995 GENOMIC HEALTH, INC. Annual Meeting of Stockholders June 15, 2017 10:00 AM, PT This Proxy is solicited by the Board of Directors The undersigned hereby authorizes Kimberly J. Popovits and G. Bradley Cole, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote the shares of common stock of Genomic Health, Inc. ("Genomic Health") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Genomic Health to be held virtually via live interactive webcast on the Internet on June 15, 2017 at 10:00 a.m. (Pacific Time), and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. You will be able to attend, vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/GHDX. Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, the election of all of the nominees for director, FOR Proposal 2, the approval of an amendment to increase the shares available for issuance under our amended and restated 2005 Stock Incentive Plan, FOR Proposal 3, the approval of an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance, FOR Proposal 4, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, FOR Proposal 5, the approval, for a frequency of EVERY YEAR (1 Year) for an advisory stockholder vote on the compensation of our named executive officers, FOR Proposal 6, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017, and AGAINST Proposal 7, a stockholder proposal, if properly presented at the Annual Meeting of Stockholders, concerning proxy access, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith. Please mark, sign, date and mail this proxy card promptly, using the enclosed envelope. Continued and to be signed on reverse side V.1.2